UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 16, 2008
                                                   --------------

                            Valpey-Fisher Corporation
                            -------------------------
               (Exact Name of Registrant as Specified in Charter)

          Maryland                    1-4184                 06-0737363
          --------                    -------                ----------
(State or other jurisdiction      Commission File          (IRS Employer
      of incorporation)               Number            Identification Number)

75 South Street, Hopkinton, MA                           01748
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(Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code: (508) 435-6831
                                                    --------------

                                 Not applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act.
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act.
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act.

Item 4.01. Changes in Registrant's Certifying Accountant.
           ----------------------------------------------

(a)  Previous Independent Registered Public Accounting Firm

     (i) On April 16, 2008, Valpey-Fisher Corporation ("the Company") dismissed Grant Thornton LLP ("GT") as the Company's independent registered public accounting firm.

     (ii) The reports of GT on the financial statements of the Company as of and for the years ended December 31, 2007 and 2006 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except as follows:

           GT's report on the consolidated financial statements of the Company as of and for the years ended December 31, 2007 and 2006 contained a separate paragraph stating that "As discussed in Notes 2 and 9 to the consolidated financial statements, the Company changed its method of accounting for Share-Based Payments under SFAS No. 123(R) as of January 1, 2006."

     (iii) The decision was recommended and unanimously approved by the Audit Committee of the Board of Directors of the Company.

     (iv) During the Company's two most recent fiscal years ended December 31, 2007 and 2006 and through April 16, 2008, the Company did not have any disagreements with GT on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of GT, would have caused it to make reference to the subject matter of the disagreements in connection with its report. Also during this period, there have been no reportable events as that term is described in Item 304(a)(1)(v)(A) through (D) of Regulation S-K.

     (v) The Company has provided GT with a copy of the foregoing disclosures and requested that GT furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of the letter from GT is filed as Exhibit
           16.1 to this Form 8-K.

(b)  New Independent Registered Public Accounting Firm

           On April 16, 2008, the Audit Committee of the Board of Directors of the Company unanimously approved the appointing of Stowe & Degon ("S&D") as its new independent registered public accounting firm. During the two most recent fiscal years and through April 16, 2008 the Company has not consulted with S&D regarding either the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements, and S&D did not provide a written report or oral advice to the Company which S&D concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304
           (a)(1)(v) of Regulation S-K.

           The Company has provided S&D with a copy of the disclosures made in this Item 4.01. S&D has informed the Company it does not believe that the statements made in this Item 4.01 with the respect to the change in accountants are incorrect or incomplete.


Item 9.01. Financial Statements and Exhibits.
           ----------------------------------

(d)        Exhibits

           Exhibit No.           Description
           -----------           -----------

           16.1              Letter from Grant Thornton LLP


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                                    Signature
                                    ---------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           Valpey-Fisher Corporation


Date: April 21, 2008                       By: /s/ Michael J. Kroll
                                               -------------------------

                                               Michael J. Kroll
                                               Vice President, Treasurer and
                                               Chief Financial Officer